                                                                    Exhibit 99.1


This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.


This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


PRELIMINARY TERM SHEET                          DATE PREPARED: DECEMBER 2, 1998

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-TBC1

              =====================================================

                               THE BOSTON COMPANY

              =====================================================

             $309,164,049 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                       5/1 ARM RESIDENTIAL MORTGAGE LOANS

============= =================== ================= ====================== ================= ===================== =================
                Principal (1)           WAL            Payment Window      Initial Interest                         Expected Ratings
   Class       Amount (Approx.)     (Years) (3)          (Months) (3)         Rate Type          Tranche Type         S&P / Fitch
   ------      ----------------     -----------          ------------       --------------       -------------        -----------
     A-1         $98,160,000           0.86                1 - 21           Fixed Rate (4)     Senior/Sequential        AAA/AAA
     A-2         $78,064,000           2.73                21 - 46          Fixed Rate (4)     Senior/Sequential        AAA/AAA
     A-3         $123,666,000          4.02                46 - 48          Fixed Rate (4)     Senior/Sequential        AAA/AAA
      X              (2)                N/A                  N/A                IO (2)       Senior/Interest Only      AAAr/AAA
     A-R             $100               N/A                  N/A              Fixed Rate        Senior/Residual         AAA/AAA
     B-1          $3,092,000           4.02                48 - 48             WAC (4)            Subordinate            AA/AA
     B-2          $1,546,000           4.02                48 - 48             WAC (4)            Subordinate             A/A
     B-3          $1,546,000           4.02                48 - 48             WAC (4)            Subordinate           BBB/BBB
------------- ------------------- ---------------------------------------- ----------------- --------------------- -----------------
     B-4          $1,546,000                    Privately                      WAC (4)            Subordinate            BB/NR
     B-5           $773,000                      Placed                        WAC (4)            Subordinate            B/NR
     B-6           $770,949                    Certificates                    WAC (4)            Subordinate            NR/NR
============= =================== ======================================== ================= ===================== =================
TOTAL             $309,164,049

(1) The Certificates (as described herein) are collateralized by a pool of adjustable rate residential mortgage loans.

(2) The Class X Certificates will have no principal balance and will bear interest on the notional amount which is equal to the aggregate principal balance of the mortgage loans. The Class X Certificates will receive the positive difference between the Net WAC of the Mortgage Loans and the weighted average of the Certificate Interest Rates. The Class X Certificates will not be entitled to receive any distributions of principal.

(3) As described further herein, the Certificates may be put to Mellon Bank under certain circumstances.

(4) The Class A-1, Class A-2 and Class A-3 Certificates will initially have a fixed rate coupon set at pricing. The Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be equal to the Net WAC of the Mortgage Loans up to and including the Initial Roll Date (as defined herein). On each Distribution Date after the Initial Roll Date, the Certificate Interest Rate for the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (to the extent any such classes are outstanding) will be equal to the lesser of (a) the weighted average of the underlying indices (which include One-Year CMT and One-Year LIBOR) plus 1.50% and (b) the Net WAC of the Mortgage Loans.



GREENWICH CAPITAL
=========----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.


This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Co-Underwriters:           Greenwich Capital Markets, Inc. and Mellon Financial
                           Markets, Inc.

Seller and Servicer:       Boston Safe Deposit and Trust ("THE BOSTON COMPANY").

Depositor:                 Mellon Residential Funding Corporation.

Sub-Servicer:              Mellon Mortgage Company.

Trustee:                   Bankers Trust Company.

Cut-off Date:              December 1, 1998.

Pricing Date:              December [2], 1998.

Closing Date:              On or about December [17], 1998.

Certificates:              The "SENIOR CERTIFICATES" will consist of (i) the
                           Class A-1, Class A-2 and Class A-3 Certificates
                           (together, the "SENIOR SEQUENTIAL CERTIFICATES"),
                           (ii) the Class X Certificates and (iii) the Class A-R
                           Certificate. The "SUBORDINATE CERTIFICATES" will consist of the Class B-1, Class B-2, Class B-3, Class
                           B-4, Class B-5 and Class B-6 Certificates. The Senior
                           Certificates and the Subordinate Certificates are collectively referred to herein as the "CERTIFICATES". Only the Senior Certificates and the
                           Class B-1, Class B-2 and Class B-3 Certificates
                           (collectively, the "OFFERED CERTIFICATES") are being offered publicly.

Accrued Interest:          The price to be paid by investors for the Offered
                           Certificates will include accrued interest from December 1, 1998 (the "CUT-OFF DATE") up to, but not including the Closing Date (16 days).

Interest Accrual Period:   The interest accrual period for each class of
                           Certificates will be the calendar month preceding the month in which such Distribution Date occurs.

Distribution Dates:        The 25th day of each month (or the next succeeding
                           business day) commencing in January 1999.

Registration:              The Offered Certificates (except for the Class X and
                           Class A-R Certificates) will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Certificates (except for
                           the Class A-R Certificate) will be treated as REMIC regular interests for tax purposes. The Class A-R
                           Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Certificates rated "AAA" (except for the Class X
                           and Class A-R) are expected to be ERISA eligible.
                           Prospective investors should review with their legal advisors as to whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.


GREENWICH CAPITAL
=========----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.


This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


SMMEA Treatment:           Certificates rated "AAA" or "AA" are expected to
                           constitute "mortgage related securities" for purposes of SMMEA.

Put Option:                During the 30 day period ending on the second
                           Distribution Date preceding the Distribution Date in
                           December 2002 (the "INITIAL ROLL DATE"), each of the certificateholders (with the exception of holders of the Class X Certificates) will have the option to require Mellon Bank to purchase such certificateholder's certificates of the related class. For the Offered Certificates, the repurchase price will be par (based on the outstanding certificate balance of the respective class).

Clean-Up Option:           If the Put Option is exercised with respect to more
                           than 90% of the outstanding principal balance of a class of certificates, Mellon Bank will have the option to purchase all of the outstanding certificates of such class, including certificates with respect to which the applicable certificateholder has not exercised the Put Option.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates which may be exercised once the current principal balance of the mortgage loans is equal to [5%] or less of the initial principal balance of such mortgage loans as of the Cut-Off Date.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [20%] CPR.

Rating Agencies:           S&P and Fitch will rate the Offered Certificates.

Mortgage Loans:            The initial aggregate principal balance of the
                           Mortgage Loans (the "POOL BALANCE") will be approximately $309,164,049, of which substantially all are 5/1 ARMs having an initial fixed rate period of 5 years and thereafter adjusting annually based on either the One-Year LIBOR or the One-Year CMT Index.
                           The loans are secured by first liens on one- to four-family residential properties. For further information, please see the attached collateral description of the Mortgage Loans.

Credit Enhancement:        Senior/subordinate, shifting interest structure.

                           Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [3.00]%).

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.00]%).

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.50]%).

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.00]%).


GREENWICH CAPITAL
=========----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.


This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Shifting Interest:      Until the first Distribution Date occurring after
                        December 2008 the Subordinate Certificates will be locked out from any principal subject to standard collateral performance triggers. After such time the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                            January 1999 - December 2008       0% Pro Rata Share
                            January 2009 - December 2009 30% Pro Rata Share January 2010 - December 2010 40% Pro Rata Share January 2011 - December 2011 60% Pro Rata Share January 2012 - December 2012 80% Pro Rata Share
                            January 2013 and after           100% Pro Rata Share

                        Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate current senior balance divided by aggregate current pool balance) exceeds the initial senior percentage (aggregate initial senior balance divided by aggregate initial pool balance), the Senior Certificates will receive all unscheduled prepayments, regardless of any prepayment percentages.



Allocation of
Realized Losses:        Any realized losses on the mortgage loans will be
                        allocated as follows: first, to the Subordinate
                        Certificates in reverse order of their numerical Class designations, in each case until the respective Class
                        Principal Balance has been reduced to zero; second, to the Senior Certificates (other than the Class X
                        Certificates) pro-rata in reduction of their respective
                        Class Principal Balances.








GREENWICH CAPITAL
=========----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.


This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates
Priority of Distributions:     Available  funds from the mortgage loans will be
                               distributed in the following order of priority:

                               1)  Senior Certificates, accrued and unpaid
                                   interest at the related Certificate Interest
                                   Rate.

                               2) Class A-R Certificates, principal, until its balance is reduced to zero.

                               3) Senior Sequential Certificates, principal paid sequentially, until the respective balance is reduced to zero.

                               4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate.

                               5)  Class B-1 Certificates, principal.

                               6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate.

                               7)  Class B-2 Certificates, principal.

                               8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate.

                               9)  Class B-3 Certificates, principal.

                              10)  Class B-4, Class B-5 and Class B-6
                                   Certificates, in sequential order, accrued and unpaid interest at the respective certificate interest rate and its respective share of principal.

                              11)  Class A-R Certificates, any remaining amount.



UNDERWRITING STANDARDS

The Boston Company's underwriting process is intended to assess both the prospective borrower's credit standing and ability to repay, and the value and adequacy of the mortgaged property as collateral. In underwriting a Mortgage Loan, The Boston Company relies primarily on the borrower's ability to repay the loan, determined by analyzing the borrower's cash flow, liquidity and overall financial condition and the value of the mortgaged property as a measure of the extent of its recovery in the event of a default. In determining the adequacy of the property as collateral for a loan, appraisals are obtained from qualified outside appraisers approved by The Boston Company.



THE SERVICER

The Mortgage Loans will be serviced by The Boston Company which has a separate servicing staff at the Mellon Mortgage Company facility in Denver, Colorado.


GREENWICH CAPITAL
=========----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-TBC1
                              (THE BOSTON COMPANY)
                                   CLASS A-1
                         PRICE YIELD SENSITIVITY REPORT

                 Settlement                            12/17/98
                 Class Balance                      $98,160,000
                 Cut-off Date                          12/01/98
                 Bond Coupon                             6.030%
                 Next Payment                          01/25/99
                 Cleanup Put to Par                         Yes
                 Accrued Interest Days                       16


-------------------------------------------------------------------------------------------------------------------------
     FLAT
     PRICE          12% CPR        15% CPR         20% CPR        25% CPR         30% CPR        35% CPR         40% CPR
=========================================================================================================================
      99-16           6.180          6.198           6.227          6.258           6.289          6.321           6.355
      99-17           6.156          6.169           6.189          6.210           6.231          6.253           6.276
      99-18           6.133          6.140           6.150          6.162           6.173          6.185           6.197
      99-19           6.110          6.111           6.112          6.113           6.115          6.116           6.118
      99-20           6.086          6.082           6.074          6.065           6.057          6.048           6.039
      99-21           6.063          6.053           6.035          6.017           5.999          5.980           5.961
-------------------------------------------------------------------------------------------------------------------------
      99-22           6.040          6.024           5.997          5.969           5.941          5.912           5.882
      99-23           6.017          5.995           5.958          5.921           5.883          5.844           5.803
      99-24           5.993          5.966           5.920          5.873           5.825          5.776           5.725
      99-25           5.970          5.937           5.882          5.825           5.767          5.708           5.646
      99-26           5.947          5.908           5.843          5.777           5.709          5.640           5.568
      99-27           5.924          5.880           5.805          5.729           5.652          5.572           5.490
      99-28           5.900          5.851           5.767          5.681           5.594          5.505           5.411
      99-29           5.877          5.822           5.729          5.633           5.536          5.437           5.333
      99-30           5.854          5.793           5.691          5.586           5.478          5.369           5.255
      99-31           5.831          5.764           5.652          5.538           5.421          5.301           5.177
-------------------------------------------------------------------------------------------------------------------------
     100-00           5.808          5.736           5.614          5.490           5.363          5.234           5.099
-------------------------------------------------------------------------------------------------------------------------
     100-01           5.784          5.707           5.576          5.442           5.306          5.166           5.021
     100-02           5.761          5.678           5.538          5.395           5.248          5.099           4.943
     100-03           5.738          5.650           5.500          5.347           5.191          5.031           4.865
     100-04           5.715          5.621           5.462          5.299           5.133          4.964           4.787
     100-05           5.692          5.592           5.424          5.252           5.076          4.897           4.710
     100-06           5.669          5.564           5.386          5.204           5.019          4.829           4.632
     100-07           5.646          5.535           5.348          5.156           4.961          4.762           4.554
     100-08           5.623          5.506           5.310          5.109           4.904          4.695           4.477
     100-09           5.600          5.478           5.272          5.061           4.847          4.628           4.399
     100-10           5.577          5.449           5.234          5.014           4.790          4.561           4.322
-------------------------------------------------------------------------------------------------------------------------
     100-11           5.553          5.421           5.196          4.967           4.732          4.494           4.244
     100-12           5.530          5.392           5.158          4.919           4.675          4.427           4.167
     100-13           5.507          5.364           5.120          4.872           4.618          4.360           4.090
     100-14           5.484          5.335           5.083          4.824           4.561          4.293           4.013
     100-15           5.461          5.306           5.045          4.777           4.504          4.226           3.935
     100-16           5.438          5.278           5.007          4.730           4.447          4.159           3.858
=========================================================================================================================
 WAL (YR)              1.46           1.16            0.86           0.69            0.57           0.48            0.41
 MDUR (YR)             1.35           1.08            0.82           0.65            0.54           0.46            0.40
 FIRST PRIN PAY    01/25/99       01/25/99        01/25/99       01/25/99        01/25/99       01/25/99        01/25/99
 LAST PRIN PAY     12/25/01       05/25/01        09/25/00       04/25/00        01/25/00       11/25/99        09/25/99
-------------------------------------------------------------------------------------------------------------------------


                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.                                02-Dec-98       14:11:06           [wto]

      This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-TBC1
                              (THE BOSTON COMPANY)
                                    CLASS A-2
                         PRICE YIELD SENSITIVITY REPORT

               Settlement                               12/17/98
               Class Balance                         $78,064,000
               Cut-off Date                             12/01/98
               Bond Coupon                                5.760%
               Next Payment                             01/25/99
               Cleanup Put to Par                            Yes
               Accrued Interest Days                          16



-----------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE               12% CPR     15% CPR        20% CPR         25% CPR         30% CPR         35% CPR         40% CPR
=============================================================================================================================
      99-16                 5.864       5.867          5.877           5.889           5.902           5.916           5.931
      99-17                 5.855       5.857          5.864           5.873           5.883           5.893           5.903
      99-18                 5.846       5.847          5.852           5.857           5.863           5.870           5.876
      99-19                 5.836       5.837          5.839           5.841           5.844           5.846           5.849
      99-20                 5.827       5.827          5.826           5.825           5.824           5.823           5.822
      99-21                 5.818       5.817          5.813           5.809           5.805           5.800           5.795
-----------------------------------------------------------------------------------------------------------------------------
      99-22                 5.808       5.806          5.801           5.793           5.785           5.777           5.768
      99-23                 5.799       5.796          5.788           5.777           5.766           5.754           5.741
      99-24                 5.790       5.786          5.775           5.761           5.746           5.731           5.714
      99-25                 5.781       5.776          5.762           5.745           5.727           5.707           5.687
      99-26                 5.771       5.766          5.750           5.729           5.707           5.684           5.660
      99-27                 5.762       5.756          5.737           5.713           5.688           5.661           5.633
      99-28                 5.753       5.746          5.724           5.697           5.668           5.638           5.606
      99-29                 5.744       5.736          5.711           5.681           5.649           5.615           5.579
      99-30                 5.735       5.725          5.699           5.665           5.630           5.592           5.552
      99-31                 5.725       5.715          5.686           5.649           5.610           5.569           5.525
-----------------------------------------------------------------------------------------------------------------------------
     100-00                 5.716       5.705          5.673           5.633           5.591           5.546           5.498
-----------------------------------------------------------------------------------------------------------------------------
     100-01                 5.707       5.695          5.661           5.617           5.571           5.523           5.471
     100-02                 5.698       5.685          5.648           5.601           5.552           5.500           5.444
     100-03                 5.688       5.675          5.635           5.585           5.533           5.477           5.417
     100-04                 5.679       5.665          5.623           5.569           5.513           5.454           5.390
     100-05                 5.670       5.655          5.610           5.553           5.494           5.431           5.364
     100-06                 5.661       5.645          5.597           5.537           5.474           5.408           5.337
     100-07                 5.652       5.635          5.585           5.522           5.455           5.385           5.310
     100-08                 5.642       5.625          5.572           5.506           5.436           5.362           5.283
     100-09                 5.633       5.614          5.559           5.490           5.416           5.339           5.256
     100-10                 5.624       5.604          5.547           5.474           5.397           5.316           5.229
-----------------------------------------------------------------------------------------------------------------------------
     100-11                 5.615       5.594          5.534           5.458           5.378           5.293           5.203
     100-12                 5.606       5.584          5.521           5.442           5.358           5.270           5.176
     100-13                 5.596       5.574          5.509           5.426           5.339           5.247           5.149
     100-14                 5.587       5.564          5.496           5.410           5.320           5.224           5.122
     100-15                 5.578       5.554          5.484           5.394           5.301           5.201           5.096
     100-16                 5.569       5.544          5.471           5.379           5.281           5.178           5.069
=============================================================================================================================
 WAL (YR)                    3.86        3.50           2.73            2.13            1.73            1.44            1.23
 MDUR (YR)                   3.38        3.09           2.46            1.95            1.61            1.35            1.16
 FIRST PRIN PAY          12/25/01    05/25/01       09/25/00        04/25/00        01/25/00        11/25/99        09/25/99
 LAST PRIN PAY           12/25/02    12/25/02       10/25/02        12/25/01        05/25/01        12/25/00        08/25/00
-----------------------------------------------------------------------------------------------------------------------------


                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.                      02-Dec-98               02:13:19               [wto]


                        This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-TBC1
                              (THE BOSTON COMPANY)
                                    CLASS A-3
                         PRICE YIELD SENSITIVITY REPORT

                 Settlement                             12/17/98
                 Class Balance                      $123,666,000
                 Cut-off Date                           12/01/98
                 Bond Coupon                              5.610%
                 Next Payment                           01/25/99
                 Cleanup Put to Par                          Yes
                 Accrued Interest Days                        16


-------------------------------------------------------------------------------------------------------------------------
     FLAT
     PRICE                 12% CPR           15% CPR        20% CPR      25% CPR      30% CPR      35% CPR       40% CPR
=========================================================================================================================
      99-16                  5.712             5.712          5.712        5.713        5.716        5.719         5.723
      99-17                  5.703             5.703          5.703        5.704        5.706        5.708         5.712
      99-18                  5.694             5.694          5.694        5.695        5.696        5.698         5.700
      99-19                  5.685             5.685          5.685        5.686        5.686        5.687         5.688
      99-20                  5.676             5.676          5.676        5.676        5.676        5.676         5.676
      99-21                  5.667             5.667          5.667        5.667        5.667        5.666         5.665
-------------------------------------------------------------------------------------------------------------------------
      99-22                  5.659             5.659          5.659        5.658        5.657        5.655         5.653
      99-23                  5.650             5.650          5.650        5.649        5.647        5.645         5.641
      99-24                  5.641             5.641          5.641        5.640        5.637        5.634         5.630
      99-25                  5.632             5.632          5.632        5.630        5.627        5.623         5.618
      99-26                  5.623             5.623          5.623        5.621        5.618        5.613         5.606
      99-27                  5.614             5.614          5.614        5.612        5.608        5.602         5.595
      99-28                  5.605             5.605          5.605        5.603        5.598        5.591         5.583
      99-29                  5.596             5.596          5.596        5.594        5.588        5.581         5.572
      99-30                  5.588             5.588          5.587        5.584        5.578        5.570         5.560
      99-31                  5.579             5.579          5.579        5.575        5.569        5.560         5.548
-------------------------------------------------------------------------------------------------------------------------
     100-00                  5.570             5.570          5.570        5.566        5.559        5.549         5.537
-------------------------------------------------------------------------------------------------------------------------
     100-01                  5.561             5.561          5.561        5.557        5.549        5.538         5.525
     100-02                  5.552             5.552          5.552        5.548        5.539        5.528         5.513
     100-03                  5.543             5.543          5.543        5.539        5.530        5.517         5.502
     100-04                  5.534             5.534          5.534        5.529        5.520        5.507         5.490
     100-05                  5.526             5.526          5.525        5.520        5.510        5.496         5.479
     100-06                  5.517             5.517          5.517        5.511        5.500        5.485         5.467
     100-07                  5.508             5.508          5.508        5.502        5.491        5.475         5.455
     100-08                  5.499             5.499          5.499        5.493        5.481        5.464         5.444
     100-09                  5.490             5.490          5.490        5.484        5.471        5.454         5.432
     100-10                  5.481             5.481          5.481        5.475        5.461        5.443         5.421
-------------------------------------------------------------------------------------------------------------------------
     100-11                  5.472             5.472          5.472        5.465        5.452        5.433         5.409
     100-12                  5.464             5.464          5.463        5.456        5.442        5.422         5.397
     100-13                  5.455             5.455          5.455        5.447        5.432        5.412         5.386
     100-14                  5.446             5.446          5.446        5.438        5.422        5.401         5.374
     100-15                  5.437             5.437          5.437        5.429        5.413        5.391         5.363
     100-16                  5.428             5.428          5.428        5.420        5.403        5.380         5.351
=========================================================================================================================
 WAL (YR)                     4.02              4.02           4.02         3.87         3.62         3.31          3.00
 MDUR (YR)                    3.52              3.52           3.51         3.40         3.19         2.94          2.68
 FIRST PRIN PAY           12/25/02          12/25/02       10/25/02     12/25/01     05/25/01     12/25/00      08/25/00
 LAST PRIN PAY            12/25/02          12/25/02       12/25/02     12/25/02     12/25/02     12/25/02      12/25/02
-------------------------------------------------------------------------------------------------------------------------


                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.



GREENWICH CAPITAL MARKETS, INC.                02-Dec-98               14:15:30                   [wto]


      This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-TBC1
                              (THE BOSTON COMPANY)
                                    CLASS B-1
                         PRICE YIELD SENSITIVITY REPORT

                Settlement                                 12/17/98
                Class Balance                            $3,092,000
                Cut-off Date                               12/01/98
                Bond Coupon                                  6.593%
                Next Payment                               01/25/99
                Cleanup Put to Par                              Yes
                Accrued Interest Days                            16




-------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE            12% CPR        15% CPR        20% CPR        25% CPR       30% CPR        35% CPR        40% CPR
=========================================================================================================================
      98-20+              6.954          6.954          6.954          6.954         6.954          6.954          6.954
      98-24+              6.917          6.917          6.917          6.917         6.917          6.917          6.917
      98-28+              6.881          6.881          6.881          6.881         6.881          6.881          6.881
      99-00+              6.844          6.844          6.844          6.844         6.844          6.844          6.844
      99-04+              6.807          6.807          6.807          6.807         6.807          6.807          6.807
      99-08+              6.771          6.771          6.771          6.771         6.771          6.771          6.771
-------------------------------------------------------------------------------------------------------------------------
      99-12+              6.734          6.734          6.734          6.734         6.734          6.734          6.734
      99-16+              6.697          6.697          6.697          6.697         6.697          6.697          6.697
      99-20+              6.661          6.661          6.661          6.661         6.661          6.661          6.661
      99-24+              6.625          6.625          6.625          6.625         6.625          6.625          6.625
      99-28+              6.588          6.588          6.588          6.588         6.588          6.588          6.588
     100-00+              6.552          6.552          6.552          6.552         6.552          6.552          6.552
     100-04+              6.516          6.516          6.516          6.516         6.516          6.516          6.516
     100-08+              6.480          6.480          6.480          6.480         6.480          6.480          6.480
     100-12+              6.444          6.444          6.444          6.444         6.444          6.444          6.444
     100-16+              6.407          6.407          6.407          6.407         6.407          6.407          6.407
-------------------------------------------------------------------------------------------------------------------------
     100-20+              6.371          6.371          6.371          6.371         6.371          6.371          6.371
-------------------------------------------------------------------------------------------------------------------------
     100-24+              6.336          6.336          6.336          6.336         6.336          6.336          6.336
     100-28+              6.300          6.300          6.300          6.300         6.300          6.300          6.300
     101-00+              6.264          6.264          6.264          6.264         6.264          6.264          6.264
     101-04+              6.228          6.228          6.228          6.228         6.228          6.228          6.228
     101-08+              6.192          6.192          6.192          6.192         6.192          6.192          6.192
     101-12+              6.157          6.157          6.157          6.157         6.157          6.157          6.157
     101-16+              6.121          6.121          6.121          6.121         6.121          6.121          6.121
     101-20+              6.085          6.085          6.085          6.085         6.085          6.085          6.085
     101-24+              6.050          6.050          6.050          6.050         6.050          6.050          6.050
     101-28+              6.014          6.014          6.014          6.014         6.014          6.014          6.014
-------------------------------------------------------------------------------------------------------------------------
     102-00+              5.979          5.979          5.979          5.979         5.979          5.979          5.979
     102-04+              5.944          5.944          5.944          5.944         5.944          5.944          5.944
     102-08+              5.908          5.908          5.908          5.908         5.908          5.908          5.908
     102-12+              5.873          5.873          5.873          5.873         5.873          5.873          5.873
     102-16+              5.838          5.838          5.838          5.838         5.838          5.838          5.838
     102-20+              5.803          5.803          5.803          5.803         5.803          5.803          5.803
-------------------------------------------------------------------------------------------------------------------------
 WAL (YR)                  4.02           4.02           4.02           4.02          4.02           4.02           4.02
 MDUR (YR)                 3.44           3.44           3.44           3.44          3.44           3.44           3.44
 FIRST PRIN PAY        12/25/02       12/25/02       12/25/02       12/25/02      12/25/02       12/25/02       12/25/02
 LAST PRIN PAY         12/25/02       12/25/02       12/25/02       12/25/02      12/25/02       12/25/02       12/25/02
-------------------------------------------------------------------------------------------------------------------------


                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.



GREENWICH CAPITAL MARKETS, INC.             02-Dec-98               13:59:40                         [wto]


      This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-TBC1
                              (THE BOSTON COMPANY)
                                    CLASS B-2
                         PRICE YIELD SENSITIVITY REPORT

                Settlement                             12/17/98
                Class Balance                        $1,546,000
                Cut-off Date                           12/01/98
                Bond Coupon                              6.593%
                Next Payment                           01/25/99
                Cleanup Put to Par                          Yes
                Accrued Interest Days                        16



---------------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE           12% CPR           15% CPR         20% CPR           25% CPR         30% CPR      35% CPR        40% CPR
=================================================================================================================================
      97-03                7.415             7.415           7.415             7.415           7.415        7.415          7.415
      97-07                7.377             7.377           7.377             7.377           7.377        7.377          7.377
      97-11                7.340             7.340           7.340             7.340           7.340        7.340          7.340
      97-15                7.302             7.302           7.302             7.302           7.302        7.302          7.302
      97-19                7.265             7.265           7.265             7.265           7.265        7.265          7.265
      97-23                7.228             7.228           7.228             7.228           7.228        7.228          7.228
---------------------------------------------------------------------------------------------------------------------------------
      97-27                7.190             7.190           7.190             7.190           7.190        7.190          7.190
      97-31                7.153             7.153           7.153             7.153           7.153        7.153          7.153
      98-03                7.116             7.116           7.116             7.116           7.116        7.116          7.116
      98-07                7.079             7.079           7.079             7.079           7.079        7.079          7.079
      98-11                7.042             7.042           7.042             7.042           7.042        7.042          7.042
      98-15                7.005             7.005           7.005             7.005           7.005        7.005          7.005
      98-19                6.968             6.968           6.968             6.968           6.968        6.968          6.968
      98-23                6.931             6.931           6.931             6.931           6.931        6.931          6.931
      98-27                6.894             6.894           6.894             6.894           6.894        6.894          6.894
      98-31                6.858             6.858           6.858             6.858           6.858        6.858          6.858
---------------------------------------------------------------------------------------------------------------------------------
      99-03                6.821             6.821           6.821             6.821           6.821        6.821          6.821
---------------------------------------------------------------------------------------------------------------------------------
      99-07                6.784             6.784           6.784             6.784           6.784        6.784          6.784
      99-11                6.748             6.748           6.748             6.748           6.748        6.748          6.748
      99-15                6.711             6.711           6.711             6.711           6.711        6.711          6.711
      99-19                6.675             6.675           6.675             6.675           6.675        6.675          6.675
      99-23                6.638             6.638           6.638             6.638           6.638        6.638          6.638
      99-27                6.602             6.602           6.602             6.602           6.602        6.602          6.602
      99-31                6.566             6.566           6.566             6.566           6.566        6.566          6.566
     100-03                6.529             6.529           6.529             6.529           6.529        6.529          6.529
     100-07                6.493             6.493           6.493             6.493           6.493        6.493          6.493
     100-11                6.457             6.457           6.457             6.457           6.457        6.457          6.457
---------------------------------------------------------------------------------------------------------------------------------
     100-15                6.421             6.421           6.421             6.421           6.421        6.421          6.421
     100-19                6.385             6.385           6.385             6.385           6.385        6.385          6.385
     100-23                6.349             6.349           6.349             6.349           6.349        6.349          6.349
     100-27                6.313             6.313           6.313             6.313           6.313        6.313          6.313
     100-31                6.277             6.277           6.277             6.277           6.277        6.277          6.277
     101-03                6.241             6.241           6.241             6.241           6.241        6.241          6.241
=================================================================================================================================
 WAL (YR)                   4.02              4.02            4.02              4.02            4.02         4.02           4.02
 MDUR (YR)                  3.43              3.43            3.43              3.43            3.43         3.43           3.43
 FIRST PRIN PAY         12/25/02          12/25/02        12/25/02          12/25/02        12/25/02     12/25/02       12/25/02
 LAST PRIN PAY          12/25/02          12/25/02        12/25/02          12/25/02        12/25/02     12/25/02       12/25/02
---------------------------------------------------------------------------------------------------------------------------------


                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.          02-Dec-98               14:04:12                         [wto]


      This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-TBC1
                              (THE BOSTON COMPANY)
                                    CLASS B-3
                         PRICE YIELD SENSITIVITY REPORT

              Settlement                           12/17/98
              Class Balance                      $1,546,000
              Cut-off Date                        12/01/98
              Bond Coupon                           6.593%
              Next Payment                        01/25/99
              Cleanup Put to Par                       Yes
              Accrued Interest Days                     16



--------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE           12% CPR      15% CPR        20% CPR       25% CPR        30% CPR       35% CPR      40% CPR
====================================================================================================================
      93-24               8.442        8.442          8.442         8.442          8.442         8.442        8.442
      93-28               8.403        8.403          8.403         8.403          8.403         8.403        8.403
      94-00               8.364        8.364          8.364         8.364          8.364         8.364        8.364
      94-04               8.324        8.324          8.324         8.324          8.324         8.324        8.324
      94-08               8.285        8.285          8.285         8.285          8.285         8.285        8.285
      94-12               8.247        8.247          8.247         8.247          8.247         8.247        8.247
--------------------------------------------------------------------------------------------------------------------
      94-16               8.208        8.208          8.208         8.208          8.208         8.208        8.208
      94-20               8.169        8.169          8.169         8.169          8.169         8.169        8.169
      94-24               8.130        8.130          8.130         8.130          8.130         8.130        8.130
      94-28               8.091        8.091          8.091         8.091          8.091         8.091        8.091
      95-00               8.053        8.053          8.053         8.053          8.053         8.053        8.053
      95-04               8.014        8.014          8.014         8.014          8.014         8.014        8.014
      95-08               7.976        7.976          7.976         7.976          7.976         7.976        7.976
      95-12               7.937        7.937          7.937         7.937          7.937         7.937        7.937
      95-16               7.899        7.899          7.899         7.899          7.899         7.899        7.899
      95-20               7.861        7.861          7.861         7.861          7.861         7.861        7.861
--------------------------------------------------------------------------------------------------------------------
      95-24               7.822        7.822          7.822         7.822          7.822         7.822        7.822
--------------------------------------------------------------------------------------------------------------------
      95-28               7.784        7.784          7.784         7.784          7.784         7.784        7.784
      96-00               7.746        7.746          7.746         7.746          7.746         7.746        7.746
      96-04               7.708        7.708          7.708         7.708          7.708         7.708        7.708
      96-08               7.670        7.670          7.670         7.670          7.670         7.670        7.670
      96-12               7.632        7.632          7.632         7.632          7.632         7.632        7.632
      96-16               7.594        7.594          7.594         7.594          7.594         7.594        7.594
      96-20               7.556        7.556          7.556         7.556          7.556         7.556        7.556
      96-24               7.518        7.518          7.518         7.518          7.518         7.518        7.518
      96-28               7.481        7.481          7.481         7.481          7.481         7.481        7.481
      97-00               7.443        7.443          7.443         7.443          7.443         7.443        7.443
--------------------------------------------------------------------------------------------------------------------
      97-04               7.405        7.405          7.405         7.405          7.405         7.405        7.405
      97-08               7.368        7.368          7.368         7.368          7.368         7.368        7.368
      97-12               7.330        7.330          7.330         7.330          7.330         7.330        7.330
      97-16               7.293        7.293          7.293         7.293          7.293         7.293        7.293
      97-20               7.256        7.256          7.256         7.256          7.256         7.256        7.256
      97-24               7.218        7.218          7.218         7.218          7.218         7.218        7.218
====================================================================================================================
 WAL (YR)                  4.02         4.02           4.02          4.02           4.02          4.02         4.02
 MDUR (YR)                 3.40         3.40           3.40          3.40           3.40          3.40         3.40
 FIRST PRIN PAY        12/25/02     12/25/02       12/25/02      12/25/02       12/25/02      12/25/02     12/25/02
 LAST PRIN PAY         12/25/02     12/25/02       12/25/02      12/25/02       12/25/02      12/25/02     12/25/02
--------------------------------------------------------------------------------------------------------------------


                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.           02-Dec-98               14:06:36                         [wto]


      This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-TBC1
                              (THE BOSTON COMPANY)
                                     CLASS X
                         PRICE YIELD SENSITIVITY REPORT

                  Settlement                           12/17/98
                  Class Balance                    $309,164,049
                  Cut-off Date                         12/01/98
                  Bond Coupon                            0.782%
                  Next Payment                         01/25/99
                  Cleanup Call (5%)                         Yes
                  Accrued Interest Days                      16


-------------------------------------------------------------------------------------------------------------------
       FLAT
       PRICE     12% CPR       15% CPR       20% CPR      25% CPR      30% CPR     40% CPR     45% CPR    50% CPR
===================================================================================================================
       0-27        91.395        87.883        81.575       74.652       67.057      49.634      39.587     28.368
       0-28        87.284        83.791        77.518       70.636       63.083      45.743      35.732     24.536
       0-29        83.480        80.004        73.763       66.917       59.403      42.135      32.153     20.975
       0-30        79.950        76.489        70.276       63.463       55.984      38.778      28.821     17.655
       0-31        76.666        73.217        67.031       60.248       52.800      35.646      25.709     14.552
       1-00        73.603        70.165        64.002       57.246       49.826      32.717      22.796     11.643
-------------------------------------------------------------------------------------------------------------------
       1-01        70.738        67.311        61.169       54.438       47.042      29.971      20.063      8.910
       1-02        68.055        64.637        58.514       51.805       44.430      27.390      17.492      6.336
       1-03        65.536        62.125        56.020       49.331       41.974      24.960      15.068      3.908
       1-04        63.166        59.762        53.673       47.002       39.661      22.666      12.778      1.611
       1-05        60.933        57.535        51.460       44.805       37.478      20.498      10.612     -0.564
       1-06        58.825        55.433        49.371       42.729       35.414      18.444       8.558     -2.629
       1-07        56.832        53.445        47.394       40.765       33.459      16.496       6.608     -4.591
       1-08        54.945        51.562        45.522       38.904       31.605      14.645       4.753     -6.460
       1-09        53.156        49.777        43.746       37.137       29.844      12.882       2.986     -8.241
       1-10        51.457        48.081        42.058       35.457       28.169      11.203       1.300     -9.942
-------------------------------------------------------------------------------------------------------------------
       1-11        49.842        46.469        40.453       33.859       26.573       9.600      -0.310    -11.569
-------------------------------------------------------------------------------------------------------------------
       1-12        48.305        44.934        38.924       32.335       25.051       8.069      -1.850    -13.126
       1-13        46.840        43.471        37.467       30.882       23.597       6.603      -3.324    -14.618
       1-14        45.442        42.075        36.075       29.493       22.207       5.199      -4.738    -16.050
       1-15        44.107        40.741        34.745       28.165       20.877       3.853      -6.094    -17.425
       1-16        42.830        39.466        33.473       26.894       19.602       2.561      -7.398    -18.748
       1-17        41.609        38.245        32.255       25.675       18.379       1.319      -8.652    -20.021
       1-18        40.439        37.076        31.087       24.507       17.205       0.124      -9.858    -21.247
       1-19        39.317        35.954        29.967       23.384       16.076      -1.026     -11.021    -22.430
       1-20        38.240        34.878        28.891       22.306       14.990      -2.135     -12.143    -23.571
       1-21        37.206        33.844        27.857       21.268       13.945      -3.204     -13.225    -24.674
-------------------------------------------------------------------------------------------------------------------
       1-22        36.212        32.850        26.862       20.270       12.938      -4.236     -14.271    -25.739
       1-23        35.256        31.893        25.904       19.308       11.966      -5.233     -15.281    -26.770
       1-24        34.336        30.972        24.982       18.380       11.029      -6.197     -16.259    -27.768
       1-25        33.449        30.085        24.093       17.484       10.123      -7.130     -17.206    -28.735
       1-26        32.595        29.230        23.235       16.620        9.248      -8.033     -18.123    -29.673
       1-27        31.770        28.404        22.406       15.784        8.401      -8.908     -19.012    -30.582
===================================================================================================================
 MDUR (YR)           1.44          1.44          1.45         1.45         1.45        1.45        1.44       1.42
-------------------------------------------------------------------------------------------------------------------



                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.




GREENWICH CAPITAL MARKETS, INC.               02-Dec-98            13:27:18                   [wto]



      This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    11/25/98



  MELLON RESIDENTIAL FUNDING CORPORATION: Mortgage Pass-Through Certificates,
                     Series 1998-TBC1 (The Boston Company)
                          Scheduled 11/01/98 Balances
-------------------------------------------------------------------------------

TOTAL CURRENT BALANCE:              $309,164,048.72
NUMBER OF LOANS:                     509

AVERAGE CURRENT BALANCE:                $607,394.99         RANGE:  $     29,250.00 - $  2,400,000.00
AVERAGE ORIGINAL BALANCE:               $615,989.57         RANGE:  $     29,250.00 - $  2,400,000.00

WEIGHTED AVERAGE NOTE RATE:                  6.8535%        RANGE:    5.9500  -   7.2500 %
WEIGHTED AVERAGE GROSS MARGIN:               2.5434%        RANGE:    2.2500  -   2.7500 %
WEIGHTED AVERAGE MAX INT RATE:             11.85352%        RANGE:  10.95000  - 12.25000 %

WEIGHTED AVERAGE PERIOD RATE CAP:            2.0000%        RANGE:    2.0000  -   2.0000 %

WEIGHTED AVERAGE HIGH FICO SCORE:               747         RANGE:         0  -      813
WEIGHTED AVERAGE LOW FICO SCORE:                724         RANGE:         0  -      801

WEIGHTED AVERAGE ORIGINAL LTV:                68.85%        RANGE:     18.09  -   100.00 %
WEIGHTED AVERAGE ORIGINAL LTC:                67.80%        RANGE:     18.09  -    91.55 %

WEIGHTED AVERAGE NEXT RATE RESET:             52.88 months  RANGE:     49.00  -    58.00 months

WEIGHTED AVERAGE ORIGINAL TERM:                 360 months  RANGE:       360  -      360 months
WEIGHTED AVERAGE STATED REM TERM:               349 months  RANGE:       303  -      358 months
WEIGHTED AVERAGE SEASONING:                      11 months  RANGE:         2  -       57 months

TOP STATE CONCENTRATIONS ($):                 24.66 %  California, 20.89 %  Massachusetts, 10.08 %  New York
MAXIMUM ZIP CODE CONCENTRATION ($):            2.83 %  02108 (BOSTON, MA)

NOTE DATE:                          Jan 25,1994 - Aug 18, 1998
FIRST PAY DATE:                     Mar 01,1994 - Oct 01, 1998
RATE CHANGE DATE:                   Dec 01,2002 - Sep 01, 2003
MATURITY DATE:                      Feb 01,2024 - Sep 01, 2028

-------------------------------------------------------------------------------

                                                                     CURRENT                       NUM OF
                                                                 PRINCIPAL BALANCE    PCT($)       LOANS    PCT(#)
                                                                 -----------------    ------       ------   ------
INDEX:                      1 YR CMT                               181,418,892.59      58.68        293     57.56
                            1 YR LIBOR                             127,745,156.13      41.32        216     42.44

DELINQUENCY:
                            CURRENT                                309,164,048.72     100.00        509    100.00

CURRENT BALANCE:               29,250.00  -   100,000.00               239,750.00       0.08          4      0.79
                              100,000.01  -   200,000.00             2,036,604.28       0.66         12      2.36
                              200,000.01  -   300,000.00            18,327,026.74       5.93         70     13.75
                              300,000.01  -   400,000.00            26,499,249.98       8.57         74     14.54
                              400,000.01  -   500,000.00            40,219,274.00      13.01         88     17.29
                              500,000.01  -   600,000.00            33,300,387.30      10.77         60     11.79
                              600,000.01  -   700,000.00            40,848,415.10      13.21         62     12.18
                              700,000.01  -   800,000.00            22,245,651.29       7.20         29      5.70
                              800,000.01  -   900,000.00            22,665,402.92       7.33         26      5.11
                              900,000.01  - 1,000,000.00            35,500,121.84      11.48         36      7.07
                            1,000,000.01  - 1,100,000.00            19,737,000.00       6.38         18      3.54
                            1,100,000.01  - 1,200,000.00            10,512,065.04       3.40          9      1.77
                            1,300,000.01  - 1,400,000.00             8,360,000.00       2.70          6      1.18
                            1,400,000.01  - 1,500,000.00             4,368,750.00       1.41          3      0.59
                            1,500,000.01  - 1,600,000.00             1,520,000.00       0.49          1      0.20
                            1,700,000.01  - 1,800,000.00             5,360,753.00       1.73          3      0.59
                            1,800,000.01  - 1,900,000.00             1,900,000.00       0.61          1      0.20
                            1,900,000.01  - 2,000,000.00             2,000,000.00       0.65          1      0.20
                            2,000,000.01  - 2,100,000.00             4,123,827.23       1.33          2      0.39
                            2,200,000.01  - 2,300,000.00             2,250,000.00       0.73          1      0.20
                            2,300,000.01  - 2,400,000.00             7,149,770.00       2.31          3      0.59

-------------------------------------------------------------------------------


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
(Wed Nov 25 15:09:35 EST 1998) [cha]                                    Page 1/5

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    11/25/98



  MELLON RESIDENTIAL FUNDING CORPORATION: Mortgage Pass-Through Certificates,
                     Series 1998-TBC1 (The Boston Company)
                          Scheduled 11/01/98 Balances
-------------------------------------------------------------------------------

                                                                     CURRENT                      NUM OF
                                                                 PRINCIPAL BALANCE     PCT($)      LOANS    PCT(#)
                                                                 -----------------     ------     ------    ------
ORIGINAL BALANCE:              29,250.00  -   100,000.00               239,750.00        0.08          4      0.79
                              100,000.01  -   200,000.00             1,886,604.28        0.61         11      2.16
                              200,000.01  -   300,000.00             17,374,091.20       5.62         67     13.16
                              300,000.01  -   400,000.00             26,078,187.27       8.44         74     14.54
                              400,000.01  -   500,000.00             40,508,449.51      13.10         89     17.49
                              500,000.01  -   600,000.00             31,982,720.63      10.34         58     11.39
                              600,000.01  -   700,000.00             43,400,904.51      14.04         67     13.16
                              700,000.01  -   800,000.00             21,455,651.29       6.94         28      5.50
                              800,000.01  -   900,000.00             19,965,437.01       6.46         23      4.52
                              900,000.01  - 1,000,000.00             36,225,087.75      11.72         37      7.27
                            1,000,000.01  - 1,100,000.00             18,240,000.00       5.90         17      3.34
                            1,100,000.01  - 1,200,000.00             10,374,065.04       3.36          9      1.77
                            1,200,000.01  - 1,300,000.00              1,000,000.00       0.32          1      0.20
                            1,300,000.01  - 1,400,000.00             10,560,000.00       3.42          8      1.57
                            1,400,000.01  - 1,500,000.00              4,368,750.00       1.41          3      0.59
                            1,500,000.01  - 1,600,000.00              1,520,000.00       0.49          1      0.20
                            1,700,000.01  - 1,800,000.00              3,570,000.00       1.15          2      0.39
                            1,800,000.01  - 1,900,000.00              3,690,753.00       1.19          2      0.39
                            1,900,000.01  - 2,000,000.00              3,200,000.00       1.04          2      0.39
                            2,000,000.01  - 2,100,000.00              4,123,827.23       1.33          2      0.39
                            2,200,000.01  - 2,300,000.00              2,250,000.00       0.73          1      0.20
                            2,300,000.01  - 2,400,000.00              7,149,770.00       2.31          3      0.59

NOTE RATE:
                             5.9500  -  6.0000                        1,800,000.00       0.58          2      0.39
                             6.0001  -  6.2500                       17,873,703.38       5.78         26      5.11
                             6.2501  -  6.5000                       16,041,645.20       5.19         32      6.29
                             6.5001  -  6.7500                       17,264,078.43       5.58         29      5.70
                             6.7501  -  7.0000                      233,797,029.60      75.62        376     73.87
                             7.0001  -  7.2500                       22,387,592.11       7.24         44      8.64

GROSS MARGIN:
                             2.25                                   127,745,156.13      41.32        216     42.44
                             2.75                                   181,418,892.59      58.68        293     57.56

MAX INT RATE:
                             10.9500  - 11.0000                       1,800,000.00       0.58          2      0.39
                             11.0001  - 11.2500                      17,873,703.38       5.78         26      5.11
                             11.2501  - 11.5000                      16,041,645.20       5.19         32      6.29
                             11.5001  - 11.7500                      17,264,078.43       5.58         29      5.70
                             11.7501  - 12.0000                     233,797,029.60      75.62        376     73.87
                             12.0001  - 12.2500                      22,387,592.11       7.24         44      8.64

HIGH FICO SCORE:                  =   0                              56,808,327.71      18.37         88     17.29
                             601  - 650                               1,921,999.87       0.62          3      0.59
                             651  - 700                              25,955,374.50       8.40         44      8.64
                             701  - 750                              94,672,316.67      30.62        149     29.27
                             751  - 800                             123,834,429.97      40.05        214     42.04
                             801  - 813                               5,971,600.00       1.93         11      2.16

LOW FICO SCORE:
                                  =   0                              29,712,315.18       9.61         45      8.84
                             551  - 600                               1,100,000.00       0.36          1      0.20
                             601  - 650                              15,135,074.37       4.90         26      5.11
                             651  - 700                              49,649,886.67      16.06         88     17.29
                             701  - 750                             133,682,490.78      43.24        207     40.67
                             751  - 800                              79,584,281.72      25.74        141     27.70
                             801  - 801                                 300,000.00       0.10          1      0.20






-------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
(Wed Nov 25 15:09:35 EST 1998) [cha]                                    Page 2/5

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    11/25/98



  MELLON RESIDENTIAL FUNDING CORPORATION: Mortgage Pass-Through Certificates,
                     Series 1998-TBC1 (The Boston Company)
                          Scheduled 11/01/98 Balances
-------------------------------------------------------------------------------

                                                                     CURRENT                      NUM OF
                                                                 PRINCIPAL BALANCE     PCT($)      LOANS    PCT(#)
                                                                 -----------------     ------     ------    ------
ORIGINAL LTV:            18.09  -  20.00                               615,000.00       0.20          1      0.20
                         20.01  -  25.00                             2,128,000.00       0.69          5      0.98
                         25.01  -  30.00                             3,900,000.00       1.26          7      1.38
                         30.01  -  35.00                             1,618,300.00       0.52          5      0.98
                         35.01  -  40.00                             6,870,753.00       2.22         12      2.36
                         40.01  -  45.00                            10,709,446.44       3.46         19      3.73
                         45.01  -  50.00                            18,186,961.42       5.88         23      4.52
                         50.01  -  55.00                            13,036,313.13       4.22         26      5.11
                         55.01  -  60.00                            26,587,575.73       8.60         32      6.29
                         60.01  -  65.00                            18,751,406.59       6.07         25      4.91
                         65.01  -  70.00                            41,124,262.30      13.30         56     11.00
                         70.01  -  75.00                            45,743,932.40      14.80         73     14.34
                         75.01  -  80.00                            90,145,373.65      29.16        175     34.38
                         80.01  -  85.00                             5,051,725.39       1.63         10      1.96
                         85.01  -  90.00                            12,848,519.51       4.16         17      3.34
                         90.01  -  95.00                             1,384,000.00       0.45          3      0.59
                         95.01  - 100.00                            10,462,479.16       3.38         20      3.93

ORIGINAL LTC:            18.09  -  20.00                               615,000.00       0.20          1      0.20
                         20.01  -  25.00                             2,128,000.00       0.69          5      0.98
                         25.01  -  30.00                             3,900,000.00       1.26          7      1.38
                         30.01  -  35.00                             1,618,300.00       0.52          5      0.98
                         35.01  -  40.00                             6,870,753.00       2.22         12      2.36
                         40.01  -  45.00                            10,709,446.44       3.46         19      3.73
                         45.01  -  50.00                            18,186,961.42       5.88         23      4.52
                         50.01  -  55.00                            13,036,313.13       4.22         26      5.11
                         55.01  -  60.00                            26,587,575.73       8.60         32      6.29
                         60.01  -  65.00                            23,051,406.59       7.46         29      5.70
                         65.01  -  70.00                            41,426,728.21      13.40         57     11.20
                         70.01  -  75.00                            48,659,333.60      15.74         78     15.32
                         75.01  -  80.00                            96,789,922.71      31.31        189     37.13
                         80.01  -  85.00                             3,965,788.38       1.28          8      1.57
                         85.01  -  90.00                            11,293,519.51       3.65         17      3.34
                         90.01  -  91.55                               325,000.00       0.11          1      0.20

REMAINING TERM:          303  - 312                                  4,426,554.29       1.43         10      1.96
                         313  - 324                                  3,303,564.61       1.07          4      0.79
                         325  - 336                                 29,826,083.31       9.65         40      7.86
                         337  - 348                                 16,852,345.89       5.45         27      5.30
                         349  - 358                                254,755,500.62      82.40        428     84.09

RATE CHANGE DATE:        12/1/02                                     4,962,013.35       1.60          9      1.77
                         1/1/03                                      8,036,432.28       2.60         16      3.14
                         2/1/03                                     20,031,002.96       6.48         36      7.07
                         3/1/03                                     87,476,645.87      28.29        133     26.13
                         4/1/03                                     91,261,869.18      29.52        155     30.45
                         5/1/03                                     78,952,789.08      25.54        129     25.34
                         6/1/03                                      7,338,016.00       2.37         12      2.36
                         7/1/03                                      3,041,100.00       0.98          6      1.18
                         8/1/03                                      7,229,180.00       2.34         11      2.16
                         9/1/03                                        835,000.00       0.27          2      0.39

IO FLAG:                 No                                          8,802,217.66       2.85         15      2.95
                         Yes                                       300,361,831.06      97.15        494     97.05

OCCUPANCY:               Primary                                   275,778,816.02      89.20        454     89.19
                         Second Home                                33,385,232.70      10.80         55     10.81



-------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
(Wed Nov 25 15:09:35 EST 1998) [cha]                                    Page 3/5

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    11/25/98



  MELLON RESIDENTIAL FUNDING CORPORATION: Mortgage Pass-Through Certificates,
                     Series 1998-TBC1 (The Boston Company)
                          Scheduled 11/01/98 Balances
-------------------------------------------------------------------------------

                                                                     CURRENT                        NUM
                                                                 PRINCIPAL BALANCE     PCT($)      LOANS    PCT(#)
                                                                 -----------------     ------      -----    ------
PROPERTY TYPE: Single Family Detached                              219,077,219.53      70.86        337     66.21
               PUD                                                  32,443,377.73      10.49         58     11.39
               Condominium                                          30,838,145.64       9.97         55     10.81
               Cooperative                                          15,573,153.82       5.04         44      8.64
               Blanket                                              11,232,152.00       3.63         15      2.95

LOAN PURPOSE:  Cash Out Refinance                                   60,889,296.10      19.69        103     20.24
               Purchase                                            150,030,769.56      48.53        243     47.74
               Rate/Term Refinance                                  98,243,983.06      31.78        163     32.02

STATE:         Alabama                                                 500,000.00       0.16          1      0.20
               Arizona                                               1,877,000.00       0.61          3      0.59
               California                                           76,242,580.25      24.66        104     20.43
               Colorado                                             12,930,926.44       4.18         18      3.54
               Connecticut                                          19,038,837.62       6.16         26      5.11
               Delaware                                                450,000.00       0.15          1      0.20
               District of Columbia                                  5,308,600.00       1.72          8      1.57
               Florida                                               3,986,750.00       1.29         11      2.16
               Georgia                                               6,817,720.00       2.21          9      1.77
               Hawaii                                                  663,550.00       0.21          2      0.39
               Idaho                                                   705,000.00       0.23          1      0.20
               Illinois                                              2,775,935.45       0.90          7      1.38
               Indiana                                                 965,000.00       0.31          1      0.20
               Kansas                                                  193,500.00       0.06          1      0.20
               Maine                                                 1,100,000.00       0.36          1      0.20
               Maryland                                              6,609,468.08       2.14         10      1.96
               Massachusetts                                        64,574,469.00      20.89        103     20.24
               Michigan                                              2,650,000.00       0.86          3      0.59
               Nevada                                                1,000,000.00       0.32          2      0.39
               New Hampshire                                         1,863,524.98       0.60          5      0.98
               New Jersey                                           11,480,528.98       3.71         23      4.52
               New York                                             31,151,187.07      10.08         67     13.16
               North Carolina                                        2,100,600.00       0.68          5      0.98
               Ohio                                                  5,302,477.00       1.72          9      1.77
               Oklahoma                                                450,000.00       0.15          1      0.20
               Oregon                                                1,513,772.26       0.49          4      0.79
               Pennsylvania                                         26,752,739.72       8.65         49      9.63
               Rhode Island                                          1,015,000.00       0.33          2      0.39
               South Carolina                                          979,268.70       0.32          2      0.39
               Texas                                                 2,593,000.00       0.84          6      1.18
               Utah                                                    340,000.00       0.11          1      0.20
               Vermont                                                 400,000.00       0.13          1      0.20
               Virginia                                             11,506,615.16       3.72         16      3.14
               Washington                                            2,920,998.01       0.94          5      0.98
               Wisconsin                                               405,000.00       0.13          1      0.20


-------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
(Wed Nov 25 15:09:35 EST 1998) [cha]                                    Page 4/5

                             FOR INTERNAL USE ONLY
                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    11/25/98



  MELLON RESIDENTIAL FUNDING CORPORATION: Mortgage Pass-Through Certificates,
                     Series 1998-TBC1 (The Boston Company)
                          Scheduled 11/01/98 Balances
-------------------------------------------------------------------------------

                                                                      CURRENT
ZIP CODE       PROPERTY CITY                                    PRINCIPAL BALANCE      PCT($)      LOANS    PCT(#)
--------       -------------                                    -----------------      ------      -----    ------
02108          BOSTON, MA                                            8,746,753.00       2.83          9      1.77
94027          MENLO PARK, CA                                        7,344,930.70       2.38          6      1.18
02116          BOSTON, MA                                            6,978,854.96       2.26         14      2.75
90049          LOS ANGELES, CA                                       6,469,770.00       2.09          5      0.98
06820          DARIEN, CT                                            5,307,435.70       1.72          7      1.38
94920          BELVEDERE-TIBURON, CA                                 5,206,250.00       1.68          6      1.18
10021          NEW YORK, NY                                          5,039,215.61       1.63         13      2.55
02181          WELLESLEY, MA                                         4,849,615.00       1.57          8      1.57
02146          BROOKLINE, MA                                         4,466,500.00       1.44          5      0.98
81620          AVON, CO                                              4,462,500.00       1.44          6      1.18
10128          NEW YORK, NY                                          4,012,655.21       1.30         10      1.96
02138          CAMBRIDGE, MA                                         3,420,000.00       1.11          5      0.98
22101          MC LEAN, VA                                           3,224,984.16       1.04          3      0.59
94022          LOS ALTOS, CA                                         3,200,000.00       1.04          3      0.59
10583          SCARSDALE, NY                                         3,167,193.38       1.02          5      0.98
10023          NEW YORK, NY                                          3,116,250.00       1.01          6      1.18
20854          ROCKVILLE, MD                                         2,931,468.57       0.95          3      0.59
19041          HAVERFORD, PA                                         2,923,827.23       0.95          2      0.39
02114          BOSTON, MA                                            2,804,861.25       0.91          4      0.79
94118          SAN FRANCISCO, CA                                     2,750,000.00       0.89          3      0.59
22102          MC LEAN, VA                                           2,651,469.19       0.86          4      0.79
20008          WASHINGTON, DC                                        2,609,000.00       0.84          4      0.79
06897          WILTON, CT                                            2,515,170.10       0.81          3      0.59
02167          CHESTNUT HILL, MA                                     2,375,000.00       0.77          3      0.59
92651          LAGUNA BEACH, CA                                      2,350,000.00       0.76          1      0.20
02554          NANTUCKET, MA                                         2,339,997.69       0.76          4      0.79
94025          MENLO PARK, CA                                        2,265,000.00       0.73          3      0.59
30305          ATLANTA, GA                                           2,200,000.00       0.71          3      0.59
22066          GREAT FALLS, VA                                       2,146,738.38       0.69          3      0.59
48304          PONTIAC, MI                                           2,060,000.00       0.67          1      0.20
15238          PITTSBURGH, PA                                        2,039,912.05       0.66          4      0.79
06831          GREENWICH, CT                                         2,000,000.00       0.65          2      0.39
94010          BURLINGAME, CA                                        2,000,000.00       0.65          2      0.39
94062          REDWOOD CITY, CA                                      2,000,000.00       0.65          2      0.39
94109          SAN FRANCISCO, CA                                     1,980,000.00       0.64          2      0.39
06840          NEW CANAAN, CT                                        1,906,087.82       0.62          3      0.59
92037          LA JOLLA, CA                                          1,901,937.01       0.62          3      0.59
06870          OLD GREENWICH, CT                                     1,900,000.00       0.61          1      0.20
81611          ASPEN, CO                                             1,892,500.00       0.61          2      0.39
02109          BOSTON, MA                                            1,882,000.00       0.61          4      0.79
30328          ATLANTA, GA                                           1,800,000.00       0.58          1      0.20
15232          PITTSBURGH, PA                                        1,760,000.00       0.57          3      0.59
06830          GREENWICH, CT                                         1,750,000.00       0.57          3      0.59
10024          NEW YORK, NY                                          1,647,000.00       0.53          4      0.79
15217          PITTSBURGH, PA                                        1,584,000.00       0.51          3      0.59
90266          MANHATTAN BEACH, CA                                   1,568,000.00       0.51          2      0.39
81435          TELLURIDE, CO                                         1,549,446.44       0.50          2      0.39
19118          PHILADELPHIA, PA                                      1,500,000.00       0.49          2      0.39
90272          PACIFIC PALISADES, CA                                 1,475,000.00       0.48          2      0.39
11976          WATER MILL, NY                                        1,462,500.00       0.47          1      0.20
=====          =====================                               ==============      =====        ===     =====
TOTAL                                                              149,533,823.45      48.37        200     39.29


-------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
(Wed Nov 25 15:09:35 EST 1998) [cha]                                    Page 5/5